BROADCAST INTERNATIONAL

Introduction to Broadcast International

December 2010

CONFIDENTIAL

Rod Tiede – Pres. & CEO *Jim Solomon – CFO* *Steve Jones – GM*

Safe Harbor Statement

- This document does not constitute or form part of an offer or invitation or recommendation to subscribe for or purchase any securities. The distribution of this document may be restricted by law in certain jurisdictions and person into whose possession this document comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such jurisdiction. Broadcast International shall not have any responsibility for any such violations. Any decision to purchase or subscribe for securities in any offering must be made solely on the basis of the information and documentation issued in connection with such offering.
- This document was prepared exclusively for the benefit and internal use of investors in order to evaluate the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This document is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Broadcast International. This presentation may not be used for any other purposes without the prior written consent of Broadcast International.
- In preparing this document we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us or otherwise reviewed by us. The information contained in this document has been taken from sources deemed to be reliable. We do not represent that such information is accurate or complete and it should not be relied on as such. Any opinions expressed herein reflect our judgement at this date, all of which are accordingly subject to change.
- We have based the forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by such forward-looking statements.

Cautionary Statement

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- Note: This page (Cautionary Statement) has been added to this document following the investor presentations due to the inclusion of this document in BI's Current Report on Form 8-K.
- This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are covered by the safe harbor provisions of such sections. These statements include statements about BI's CodecSys technology, pipeline clients, revenue growth, return on investment, and financial projections for 2010, 2011 and 2012. Forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict. Therefore, BI's actual results may differ materially from those expressed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations in the forward-looking statements include future developments and changes affecting BI's business and other factors identified under the heading "Risk Factors" in BI's annual and quarterly reports on Form 10-K and Form 10-Q filed with the SEC. All forward-looking statements attributable to BI are expressly qualified in their entirety by the safe harbor and cautionary statements set forth herein. Forward-looking statements speak only as of the date they are made and BI does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws.
- BI does not disclose forward-looking financial projections in the ordinary course of its business. The financial projections included in this document were prepared solely for illustrative discussion purposes only by BI management and were not prepared with a view toward public disclosure or with a view toward complying with applicable published guidelines of the SEC or the American Institute of Certified Public Accountants. The financial projections should not be regarded as a representation that the scenarios will be achieved and should not be relied upon in evaluating any investment-related decision regarding BI. The independent auditors of BI have neither reviewed nor performed any procedures with respect to the projections.

Introductions

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Rod Tiede

- *CEO and President 1999 - present*
- *From 1988 to 2000, Director of Sales, Vice President and General Manager.*
- *BS in Industrial Engineering, University of Washington, 1983*

Jim Solomon

- ***Chief Financial Officer** 2008 - present*
- *Adjunct Professor, Graduate School of Business at University of Utah*
- *Certified Public Accountant*

Steve Jones

- ***SVP, General Manager Codecsys** 2009 - present*
- *Corp Dev. Omniture, CEO Solera Networks, VP Mosaic*
- *BS BYU, MBA Univ of Utah*

2 Product Lines at Broadcast

BROADCAST INTERNATIONAL

Each complimentary to each other – CodecSys software grew out of the need at the Networks division

BI Networks (Legacy Business)	CodecSys
▪ Established market leader in enterprise IPTV networks – Private Satellite Networks – Corporate Communications – Digital Signage – Video-on-Demand ▪ Revenue generated from equipment sales and fees for services provided	▪ 1st Software-based encoder - patented technology ▪ Higher quality with lower bandwidth ▪ Only cloud-based encoding platform on the market ▪ Key partnerships with IBM, HP, Microsoft, Oracle, Intel, Dell

The BI Network

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Digital Signage
codecSys
Digital Signage
Digital Signage

- 25 Years
- IPTV for the Enterprise
- Powered by CodecSys

BI Networks Clients

- ***Bank of America – largest Enterprise IPTV customer.***

Other clients include:

- ***Pipeline – large nationwide automobile parts co.***

Revenue Growth Secured

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- New Installations
  - 1,000 new locations booked for 2011
  - Projecting $15M in new business
  - Additional organic growth

- Recurring Revenue from Installed Base
  - Estimating $3.5M in recurring subscription fees
  - Higher margin business
  - Additional organic growth

What is CodecSys?

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CodecSys is a platform independent, software framework for video services that lowers bandwidth by 30-50%

A suite of intelligent video management services:

- *encoding*
- *decoding*
- *transcoding*
- *compression*
- *transrating*

For live broadcasting and file-based applications.

Large & Growing Addressable Market

BROADCAST INTERNATIONAL

Fundamental Market Drivers

The market for encoders is predominantly driven by:

- The need for increased bandwidth to deliver next-generation video content
- Competitive market: Cable, Satellite, Telco
- Growing consumer demand for personalized and dynamic video content
  - Live sporting events, TV shows and user-generated content over the Internet
  - Desire to watch content on any device ranging from HDTV to mobile devices
- Government mandated switch from analog to digital TV broadcasts by 2009

Global Encoder Market for Selected Applications

- Global encoder market $2B
- Growing at 22% CAGR*
- Reflects video encoders in the Broadcast, Cable TV, Satellite TV, IPTV and Enterprise and Private Network markets
- Excludes markets for live sports, Internet/wireless video, government/military and religious broadcasting
- Virtualization opportunity

**Source: Global Industry Analysts' Video Encoders Business Report*

Value for Next-Gen Networks

- Distributed, virtual deployment leverages cloud services
- Normalized bandwidth alleviates QoS burden on the edge
- Easily identify H.264 streams for QoS optimization
- Alleviate mobile congestion from 4G/Smartphones
- Optimize video programming (IPTV) for all devices
- Secure "triple-play" of voice, data, video programming
- Drive higher revenue from new services over same network investment

Why It Matters

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- LOWER BANDWIDTH by 30-50% with higher quality – ***reduces costs***
- Upgradeable as needs change and CODEC technology advances – ***Software upgrades – not a swap-out***
- Cloud Computing – only software encoding platform for ***a distributed, virtual network***
- Delivers Mobile Streaming Protocols – ***increase markets served***
- Compatible with standard H.264 compliant set tops – ***no subscriber upgrade costs***
- Delivers more channels & downloads on the same network - ***increased revenue potential***

Value for Customers

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- ***Increase ARPU*** from adding services over same bandwidth
- ***Improve ROI of CAPEX*** – frees capital for new markets
- ***Secure customer retention*** – more of the right services translates into loyal customers
- ***Optimize Network planning*** – know what to plan for and count on it. No surprises

The "Secret Sauce"

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Getting the best encoding for the video content type.


MPEG 2 File or Stream
H.264 Codecs
Codec 1 Talking Heads
Codec 2 Action/Grass
Codec 3 Water/Fire
Codec 4 Solid Color
Codec 1
Codec 3
Codec 2
Codec 4
Codec 3
Codecsys Optimized H.264 Video

CodecSys Advantage Example

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Content	Bitrate Target	Single Codec PSNR	CodecSys PSNR
1080p25	6 Mbps	39.1	43.4
1080i25	5 Mbps	27.8	29.6
720p60	3 Mbps	39.1	40.8
480i30	1.2 Mbps	16.7	21.7
576i25	1.2 Mbps	28.1	29.3
480x320p15	300 Kbps	32.3	36.6
96x96p15	250 Kbps	39.3	41.1

Web-based Console

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Hardware competitors use 2" button interface

- Single Web-based I/F for multiple chassis
- Tiered Secure Access
- Configure all input, processing & output options
- Save & Restore Custom Presets
- Real-time monitoring & error logging



codecSys
one Status
Current Input/Output Settings
Encoding Status
Average Bitrate
Target Bitrate
6000
5500
5000
4500
4000
3500
3000
2500
2000
seconds

Concurrent Streams

1 In

5 Out


Mpeg 2 *
codecSys
1080i
720p
480
196
PiP
* Sample Formats

Simple Video Workflow



Broadcast Feed
VoD Feed
Other Feed
CodecSys Encoder
Storage
DRM & Streaming
Editing Suite
STB
PC
Mobile
SDI Over Fiber
Mixed Delivery
Internal IP
IP over Fiber, ADSL, Wireless

Common Platform Architecture


Production
Live &
On Demand
Content
Content Ingest
Content Editing
& Creation
Content Distribution
Compression
Transcode
MPEG2
MPEG4
H.264
Multiple Format Delivery
IPTV
Internet
Mobile
Viewer Device
Common
Platform
Service Mgmt.
Billing Services
Device Management
Network Management
Service Platform
Content Management
Video On-Demand
PVR
On-Demand Mgmt.

Major Industry Partners

Significant, Quantifiable ROI

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- Bandwidth efficiency provides expanded capabilities - increased revenue potential
- Sample IPTV Provider
  - Delivered 100 HD channels at avg 8 Mbps each
  - 800 Mbps reduced by 25%
  - Net 600 Mbps – saving 200 Mbps
  - Deliver 33 additional channels at 6 Mbps

Total channel capacity increases by 33%

Financials – P&L

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($, unaudited except for 2009)

	2009a	2010e	2011f	2012f
BI Networks Revenue	3,627,571	7,429,975	18,642,892	25,000,000
CodecSys Revenue	-	650,000	7,500,000	20,000,000
Total Revenue	3,627,571	8,079,975	26,142,892	45,000,000
Gross Margin	447,287	2,915,271	12,342,868	25,500,000
Gross Margin %	12.30%	36.10%	47.20%	56.67%
EBITDA	(9,779,371)	(3,942,734)	5,258,581	14,350,000
EBITDA %	-269.58%	-53.06%	20.10%	31.89%
Net Income	(13,380,689)	(14,507,136)	4,068,164	12,926,250
EPS – Basic	(0.34)	(0.32)	0.06	0.18

Q&A – and Thank You!